UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-13763	59-2095002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2010, Technology Research Corporation (the “Company”) issued a press release announcing its financial results for the three months period ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1. Exhibit 99.2 sets forth the reasons the Company believes that presentation of the non-GAAP financial measures contained in the press release provides useful information to investors regarding the Company’s financial condition and results of operations. To the extent material, Exhibit 99.2 also discloses the additional purposes, if any, for which Company management uses these non-GAAP financial measures. These exhibits are incorporated herein by reference.

The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. Company management believes that its preparation of non-GAAP financial measures may assist investors in making comparisons of the Company’s core net profitability with historical periods. Management uses operating cash flow as a non-GAAP financial measure in evaluating its core results of operations and in allocating resources and capital, and believes that these measures are important components of its internal performance measurement process. When the Company consummates an acquisition, it records purchased intangible assets in its financial statements and amortizes the acquired assets over their useful lives. The amortization of such intangible assets is a non-cash expense which is not considered by management when assessing the core operating cash flow of the Company’s business. Management believes that its presentation of certain non-GAAP financial results is appropriate since it reflects the operating results used by the Company in assessing the Company’s core operating performance and in establishing internal budgets and forecasts.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be “filed” under the Exchange Act.

Exhibit No.	Description
99.1	Press Release issued August 6, 2010

99.2	Explanation of Non-GAAP Financial Measures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date: August 6, 2010	By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Interim Chief Financial Officer